CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We consent to the reference to our firm in the Statement of Additional Information included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the Century II Single Premium Affinity individual single premium variable annuity contracts, issued through the Kansas City Life Variable Annuity Separate Account (File No. 333-165116).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

SUTHERLAND ASBILL & BRENNAN LLP

By:  /s/ W. Thomas Conner
        W. Thomas Conner

Washington, D.C.
April 27, 2010